SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                   FORM 8-K/A


                                 CURRENT REPORT


                 Current Report Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): August 1, 1996



                        ATLANTIC BEVERAGE COMPANY, INC.
                 (Exact name of registrant as specified in its
                                    charter)

            Delaware                      0-22614                        36-3761400
(State or other jurisdiction of    (Commission File Number)    (I.R.S. Employer Identification No.
 incorporation or organization)




                            1587 Sulphur Spring Road
                              Baltimore, Maryland
                    (Address of principal executive offices)

                                     21227
                                   (Zip Code)

                                 (410) 247-5857
              (Registrant's telephone number, including area code)



         (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT

Item 7.           Financial Statements and Exhibits

                  The Pro Forma Consolidated Statement of Operations for the Year Ended December 31, 1995 was inadvertently omitted from the Company's Form 8-K filed on August 12, 1996. The notes thereto, while included in the Form 8-K filed on August 12, 1996, are also being filed herewith for ease of reference.

                  (a)      Financial Statements

                           (ii)     Financial Statements of Acquiring Business

                                    *       Atlantic Beverage Company, Inc.  Pro
                                            Forma  Consolidated   Statement   of
                                            Operations  for   the   Year   Ended
                                            December 31, 1995 (unaudited)

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              ATLANTIC BEVERAGE COMPANY, INC.


Dated:  August 13, 1996                       By:        /s/ Merrick M. Elfman
                                                    --------------------------
                                                    Merrick M. Elfman,
                                                    Chairman of the Board

                   INDEX TO FINANCIAL STATEMENTS AND EXHIBITS


                        Financial Statement Description
                                                                            Page

      Atlantic Beverage Company, Inc. Pro Forma Consolidated Statement of    F-1
      Operations for the Year Ended December 31, 1995 (unaudited)

                        ATLANTIC BEVERAGE COMPANY, INC.
                 PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 1995
                                  (UNAUDITED)

                                                Pro Forma
                                               Combined as
                                                Previously        Richard's          Pro Forma                Pro Forma
                                                Reported *       (Historical)       Adjustments             Consolidated
                                            ------------------  ---------------   ----------------         ----------------
Net Sales                                     $ 136,424,061       $ 3,377,076                               $ 139,801,137

Cost of goods sold                              119,484,764         2,240,328                                 121,725,092
                                            ------------------  ---------------                            ----------------

     Gross Profit                                16,939,297         1,136,748                                  18,076,045

Selling, general and administrative:
   Salaries and benefits                          7,794,124           155,698             56,000 (a)            8,005,822

   Other operating expense                        7,190,249           123,021                                   7,313,270

   Depreciation and amortization                  1,019,242            60,797             59,750 (b)            1,139,789

   Management and consulting fees                   339,173              --               50,000 (c)              389,173
                                            ------------------  ---------------   ----------------         ----------------
     Total selling, general and
           administrative                        16,342,788           339,516            165,750               16,848,054

     Income from operations                         596,509           797,232           (165,750)               1,227,991

Other Income (Expenses):
   Interest expense                                (905,151)               --           (263,781) (d)          (1,168,932)

   Interest income                                   11,654            10,462                                      22,116

   Other                                             54,928                --                                      54,928
                                            ------------------  ---------------   ----------------         ----------------

     Income (loss) before income tax
          provision                                (242,060)          807,694           (429,531)                 136,103

Income tax provision
                                            ------------------  ---------------   ----------------         ----------------

     Net (loss) income from continuing
     operations                               $    (242,060)      $   807,694      $    (429,531)           $     136,103
                                            ==================  ===============   ================         ================

- -------------
* As  reported  in Atlantic  Beverage  Company,  Inc.'s Form 8-K dated March 15,
  1996.


                                     -F-1-

            NOTES TO PRO FORMA CONSOLIDATED STATEMENTS OF OPERATIONS

(a) To reflect difference of pre- and post-acquisition salaries and benefits of the former owner of Richard's in accordance with an employment agreement.

(b) To reflect amortization expense on acquisition goodwill, as calculated below:

         Acquisition goodwill                                 $2,390,000
         Amortization period                                          40
                                                              ----------
                Annual amortization                               59,750
                                                                       4
                                                              ----------
                Quarterly amortization                            14,938

(c) To record management fees to be paid to Sterling Capital in accordance with a management agreement.

(d)      To record interest expense on acquisition financing as follows:

         Interest expense on new debt                         $253,781

         Amortization of deferred
         financing costs of $50,000, to be
         amortized over 5 years                                 10,000
                                                              --------
                  Annual amortization                          263,781
                                                                     4
                                                              --------
                  Quarterly amortization                        65,945


                                     -F-2-